Components of Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Assets:
Net operating loss carryforwards	$ 22,331	$ 20,978
Stock based compensation	663	378
Other	497	517
Gross deferred tax assets	23,491	21,873
Valuation allowance	(23,458)	(21,873)
Total deferred tax assets	33
Liabilities:
Property, equipment and software, net	(33)
Net deferred tax assets